Annual Meeting of
Stockholders

Butte, MT

April 22, 2009

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Great Falls
COLSTRIP UNIT 4
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE 1
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy
Delivering a Bright Future

who we are…

(1)

As of 12/31/08

(2)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

656,000 customers

392,000 electric

264,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,762 MM (1)

Total Capitalization: $1,626 MM (1)(2)

Total Employees: 1,385 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

NorthWestern’s attributes…

Increasing earnings

Colstrip Unit 4 into rates effective Jan. 1, 2009

Expected to add $9 million or $.25/share in earnings over 2008

Rate case to be filed in Montana on electric and gas distribution business in 3Q ‘09

Strong cash flows

Steady earnings growth and strong cash flow

NOLs provide an effective tax shield until 2012

Strong debt ratings

Secured credit ratings of A-(MT) BBB+(SD) / BBB+ / Baa1

Moody’s has on “positive” outlook

Growth prospects strong

Electric generation and transmission opportunities

Operationally strong

Cost competitive

Above-average reliability

Award-winning customer service

Solid operations with growth prospects.

earnings of company since ’05…

Earnings profile is improving.

2005

2006

2007

2008

2009 P

GAAP earnings per share

1.73

$

1.06

$

1.45

$

1.77

$

$1.85 - $2.00

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

2005

2006

2007

2008

2009 P

CAGR = 5.98%

2009 income guidance…

Drivers

CU4 increase expected to be approximately $9 million or
$.25/share

Pension expense expected to be flat for 2009 compared to
2008

Retail electric volumes expected to approximate 2008

Wholesale electric volumes in SD expected to decrease
due to a planned outage for regularly scheduled maintenance
in 2009

Natural Gas volumes relatively flat compared to 2008 volumes

Normal weather in our service territories

Expect increase of 5% to 13% over 2008 earnings of $1.77/share.

$1.85 to $2.00 per fully diluted share

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

  Audited (Dollars in 000's)

December 31

2008

2007

Cash

11,292

12,773

Restricted Cash

14,727

14,482

Accounts Receivable, Net

155,672

143,482

Inventories

70,741

63,586

Other Current Assets

60,985

44,031

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

2,093,492

1,913,898

  Total Assets

2,762,037

$

2,547,380

$

Payables

94,685

91,588

Other Current Liabilities

264,654

209,245

Long & Short Term Capital Leases

37,991

40,391

Long & Short Term Debt

862,056

805,977

Other Non-current Liabilities

739,118

577,155

Shareholders' Equity

763,533

823,024

  Total Liabilities and Equity

2,762,037

$

2,547,380

$

Long & Short Term Debt / Total Capitalization

53.0%

49.5%

liquidity highlights…

Total liquidity currently in the $275 million range

Recently issued $250 million in First Mortgage Bonds

10 year maturity

6.34% interest rate

Refinanced our Colstrip loan maturing in December 2009

Fund utility capital expenditures

Provide funds for general corporate purposes

Finance a portion of the proposed Mill Creek Generation Station, if approved

Debt maturities in late 2009

Unsecured revolver matures on Nov. 1, 2009

No outstanding borrowings on the revolver facility

Current rate is LIBOR + .75%

Liquidity position remains strong

Nearly all of the long-term debt matures after 2014

credit ratings…

                                                                  Fitch            S&P                 Moody’s

Senior Secured Rating         BBB+                                  A-  (MT)                       Baa1
                                                                                                                                     BBB+ (SD)

Senior Unsecured                        BBB                       BBB                              Baa2

Outlook                                                   Stable           Stable                 Positive

Fitch upgraded in January 2009 and Moody’s upgraded in March 2009.

Debt to total capital ratio is 53%.

Plan to maintain a 50%-55% debt to total capitalization ratio.

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generation Station

200

$

to

200

$

10.0

$

to

10.0

$

Jan 2011

Colstrip 500 kV transmission upgrade **

50

$

to

60

$

2.5

$

to

3.0

$

Jan 2012

South Dakota Peaking generation

75

$

to

90

$

3.8

$

to

4.5

$

Jan 2013

230 kV Wind Collector system

150

$

to

200

$

7.5

$

to

10.0

$

Jan 2014

MSTI transmission line

750

$

to

1,000

$

37.5

$

to

50.0

$

Jan 2014

Totals

1,225

$

to

1,550

$

61.3

$

to

77.5

$

*  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 30% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

generation growth highlights…

120-150 MW plant near Anaconda, MT

To be built for regulation services to
balance supply and load for NWE’s
Balancing Area

Rate-based cost of service investment

Estimated to cost approximately
$200 million

Public hearing held in front of MPSC

Decision expected 2Q ‘09

Existing services are becoming
more expensive and scarce

In service date for Mill Creek Generation Station = Jan 1, 2011

Mill Creek Generating Unit in Montana

2007
2008
2009
2010
2011
Siting and Technology Selection
Generation Interconnection Agreement (GIA's)
Combustion Turbines: Develop RFP/Bid/Evaluate
Air Quality Permit
PSC Review and Approval
Major Equipment Delivery
Detailed Engineering
Construction
Startup
Commercial Operation

11/25/08

NorthWestern Energy
Delivering a Bright Future

Mill Creek timeline…

The Mill Creek Generation Station has been filed for pre-approval, with the MPSC w/decision expected in 2Q ’09.

MONTANA
IDAHO
Great Falls Area
Judith Gap Area
Butte/Ennis Area
Broadview Area
TAFT
HOT SPRINGS
GARRISON
HELENA
GREAT FALLS
THREE RIVERS
BOZEMAN
BROADVIEW SWYD
COLSTRIP
MIDPOINT
BORAH
BRADY
POCATELLO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line

NorthWestern Energy
Delivering a Bright Future

our proposed transmission projects…

Potential Transmission Delivery in Montana
6000
5000
4000
3000
2000
1000
0
Capacity (MW
Coal
Gas
Wind
Transmission and Power Marketers
Total
MT Existing Generation
Feb 08
Jan 09

NorthWestern Energy
Delivering a Bright Future

generation plans shifting to wind…

New generation in Montana is mostly wind and will need to reach customers out of state.

Wind Electricity Potential
(GWh/yr) Class 4-7
Total Potential (GWh/yr)
Montana 830,504
Wyoming 733,350
New Mexico 208,090
Colorado 198,197
California 60,068
Washington 27,172
Oregon 20,572
Nevada 17,589
Utah 9,908
Idaho 8,748
Arizona 7,268
Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential
Prepared by Energy Strategies, LLC
= scale of wind resources relative to Montana's

Wind Power Classification
Wind Power Class
Resource Potential
Wind Power Density at 50 m W/m²
Wind Speed* at 50 m m/s
Wind Speed* at 50 m mph
3 Fair 300 - 400 6.4 - 7.0 14.3 - 15.7
4 Good 400 - 500 7.0 - 7.5 15.7 - 16.8
5 Excellent 500 - 600 7.5 - 8.0 16.8 - 17.9
6 Outstanding 600 - 800 8.0 - 8.8 17.9 - 19.7
7 Superb 800 - 1600 8.8 - 11.1 19.7 - 24.8
*Wind speeds are based on a Weibull k value of 2.0
NREL
U.S. Department of Energy
National Renewable Energy Laboratory

NorthWestern Energy
Delivering a Bright Future

supply – Montana wind potential…

Very strong wind regime in Montana.

## Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

demand – renewable standards…

The current renewable percentage of NorthWestern’s electric
supply in Montana is a little more than 8%.

our transmission developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line by 500-600
MW’s

NorthWestern announced joint
development agreement with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Bonneville Power Authority

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

Cost estimate of ourportion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Transmission Collector System
Great Falls Area
Judith Gap Area
Broadview Area
Butte/Ennis Area
Existing 500 kV CTS
Existing 230 kV
New 230 kV collector lines
500 kV Upgrade
MSTI 500 kV

transmission project developments…

In service date sometime in 2014.

230 kV “Collector System”

Our project with no partners

Informational meeting with
customers in Spring 2009

Open Season early ‘09 to
determine configuration

Provides gathering system for
new generation to access
MSTI and network system
benefits

Cost estimate of “collector”
project = $200M

Alternative Routes
MONTANA
IDAHO
WYOMING
Dillon
Idaho Falls
Pocatello
Alternative Routes

NorthWestern Energy
Delivering a Bright Future

transmission project developments, cont’d…

Total project cost estimated from
$800 million to $1 billion

Considering strategic partners

Plan to be operational in 2014

FERC filing in January ’09

Information meeting with FERC in
March ‘09

Open Season anticipated in summer ‘09

Draft Environmental Impact Statement
published late summer ‘09

Final EIS Q1 2010

Record of decision – Q3 2010

Start construction 2011

For current information:
www.MSTI500kV.com

Estimated to be on line early 2014.

MSTI

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip 500 KV upgrade
230 kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy
Delivering a Bright Future

cap ex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary
capex is funded 100%
by free cash flow.

Company doesn’t anticipate
needing equity until major
capital required for MSTI.

We will move forward with
the funding of these projects
only as they make economic
sense.

MSTI project is now slated for
early 2014 and capex has
been modified accordingly.

Non-discretionary

summary…

Value

Dividend yield in excess of 6.0%

Currently trading at approximately book value

Improved regulatory relationships

Opportunity for growth

January 1, 2009 rate basing of our 222 MW interest in CU4

Montana T&D rate case to be filed in 2009

Expecting a rate increase request – effective in 2010

Possibility of increasing rate base on growth projects with investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Strong financial profile

All debt is investment grade rated

2009 earnings expected to increase 5%-13% over 2008

Strong cash flows from increasing earnings and NOLs expected into 2012

Current value with growth opportunities.